UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE
                        ACT OF 1934
       Date of Earliest Event Reported November 3, 2005

                  CREDIT ONE FINANCIAL, INC.
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Commission file number   000-50320

              Florida                       59 3641205
      (State of Incorporation)        (IRS Employer ID Number)

Post Office Box 3462, DeLand, FL 32721 3462
505 E. New York Avenue, Suite 8, DeLand, Florida  32724
(Addresses of principal executive offices and Zip Code)
Registrant's phone Number 1 386 943 8446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












The Registrant's auditor, Robert N Clemons, CPA, PA, died on
September 23, 2005.

On October 31, 2005, the Board of Directors of the Registrant issued a Letter of Engagement to Berman Hopkins and Moss, CPA's, LLP, 480 N. Orlando Ave., Suite 218, Winter Park, FL 32789 for them to conduct the quarterly review for the quarter ended 9/30/05 and annual audit for the year ended December 31, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ONE FINANCIAL, INC.
(Registrant)

Date November 3, 2005

                         By /s/ James H. Bashaw
                              James H. Bashaw
                              Chief Executive Officer, President